Exhibit 99.2

Delivering Novel Therapies in RAS/MAPK Pathway Driven Cancers May 2024 Corporate Presentation

Disclaimers

Forward-Looking Statements

This presentation includes forward-looking statements about, among other things, Verastem Oncology's (the "Company") programs and product candidates, strategy, future plans and prospects, including statements related to the timing of the planned rolling New Drug Application (NDA) submission for the avutometinib and defactinib combination in low-grade serous ovarian cancer (LGSOC) the expected outcome and benefits of collaborations, including with GenFleet Therapeutics (Shanghai), Inc. (GenFleet), the potential clinical value of various of the Company's clinical trials, including the RAMP 201, RAMP 205 and RAMP 301 trials, the timing of commencing and completing trials, including topline data reports, interactions with regulators, the potential for and timing of commercialization of product candidates and potential for additional development programs involving the Company's lead compound and the potential market opportunities of our drug candidates. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," "can," "promising" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement.

Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including avutometinib in combination with other compounds, including defactinib, LUMAKRAS™ and others; the uncertainties inherent in research and development, such as negative or unexpected results of clinical trials, the occurrence or timing of applications for our product candidates that may be filed with regulatory authorities in any jurisdictions; whether and when regulatory authorities in any jurisdictions may approve any such applications that may be filed for our product candidates, and, if approved, whether our product candidates will be commercially successful in such jurisdictions; our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; the scope, timing, and outcome of any legal proceedings; decisions by regulatory authorities regarding trial design, labeling and other matters that could affect the timing, availability or commercial potential of our product candidates; whether preclinical testing of our product candidates and preliminary or interim data from clinical trials will be predictive of the results or success of ongoing or later clinical trials; that the timing, scope and rate of reimbursement for our product candidates is uncertain; the market opportunities of our drug candidates are based on internal and third-party estimates which may prove to be incorrect; that third-party payors (including government agencies) may not reimburse; that there may be competitive developments affecting our product candidates; that data may not be available when expected; that enrollment of clinical trials may take longer than expected, which may delay our development programs, including delays in submission or review by the FDA of our NDA submission in recurrent KRAS mutant LGSOC if enrollment in our confirmatory trial is not well underway at the time of submission; that our product candidates will cause adverse safety events and/or unexpected concerns may arise from additional data or analysis, or result in unmanageable safety profiles as compared to their levels of efficacy; that we may be unable to successfully validate, develop and obtain regulatory approval for companion diagnostic tests for our product candidates that require or would commercially benefit from such tests, or experience significant delays in doing so; that our product candidates may experience manufacturing or supply interruptions or failures; that any of our third-party contract research organizations, contract manufacturing organizations, clinical sites, or contractors, among others, who we rely on fail to fully perform; that we face substantial competition, which may result in others developing or commercializing products before or more successfully than we do which could result in reduced market share or market potential for our product candidates; that we will be unable to successfully initiate or complete the clinical development and eventual commercialization of our product candidates; that the development and commercialization of our product candidates will take longer or cost more than planned, including as a result of conducting additional studies; that we may not have sufficient cash to fund our contemplated operations; that we may not attract and retain high quality personnel; that we or Chugai Pharmaceutical Co., Ltd. will fail to fully perform under the avutometinib license agreement; that our target market for our product candidates might be smaller than we are presently estimating; that Secura Bio, Inc. will fail to fully perform under the asset purchase agreement with Secura Bio, Inc., including in relation to milestone payments; that we will not see a return on investment on the payments we have and may continue to make pursuant to the collaboration and option agreement with GenFleet or that GenFleet will fail to fully perform under the agreement; that we may be unable to obtain adequate financing in the future through product licensing, co-promotional arrangements, public or private equity, debt financing or otherwise; that we will not pursue or submit regulatory filings for our product candidates; and that our product candidates will not receive regulatory approval, become commercially successful products, or result in new treatment options being offered to patients.

Other risks and uncertainties include those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (SEC) on March 14, 2024, and in any subsequent filings with the SEC, which are available at www.sec.gov and www.verastem.com.

The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This presentation contains references to our non-GAAP operating expense, a financial measure that is not calculated in accordance with generally accepted accounting principles in the US (GAAP). This non-GAAP financial measure excludes certain amounts or expenses from the corresponding financial measures determined in accordance with GAAP. Management believes this non-GAAP information is useful for investors, taken in conjunction with the Company's GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to the Company's operating performance and can enhance investors' ability to identify operating trends in the Company's business. Management uses this measure, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company's operating results as reported under GAAP, not in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, this non-GAAP financial measure is unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between this non-GAAP financial measure and the most comparable GAAP financial measure are included in the footnotes to the slides in this presentation on which such non-GAAP number appears.

Third-Party Sources

Certain information contained in this presentation, including industry and market data and other statistical information, relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions

VERASTEM™ ONCOLOGY

2

Verastem Oncology

Positioned to deliver on potential 2024 catalysts

➢ Potential to be the first approved therapy in LGSOC

- Topline data from RAMP 201 evaluating avutometinib, a RAF/MEK Clamp in combination with defactinib, a FAK inhibitor, have continued to demonstrate robust responses in patients with recurrent low-grade serous ovarian cancer (LGSOC)
- Initiating rolling NDA for Accelerated Approval in recurrent KRAS mt LGSOC in Q2 2024; anticipated to be completed in H2 2024
- Phase 3 confirmatory study underway with site activations and patient enrollment ongoing in US, Australia, and UK and enrollment planned in Canada, Europe, and South Korea

➢ Encouraging initial interim data in first-line metastatic pancreatic cancer

- RAMP 205 study ongoing to evaluate additional dose/schedule combinations of avutometinib + defactinib + gemcitabine + Nab-paclitaxel in first-line metastatic pancreatic cancer

➢ Ongoing studies in additional indications including NSCLC

- Expect to report updated interim data from RAMP 203 non-small cell lung cancer (NSCLC) trial evaluating avutometinib plus defactinib with Amgen's KRAS G12C inhibitor, sotorasib, expected in H2 2024
- Expect to report initial interim data from RAMP 204 NSCLC trial evaluating avutometinib with Mirati Therapeutics (Bristol Myers Squibb (BMS)) KRAS G12C inhibitor, adagrasib, expected in H2 2024

➢ GenFleet collaboration furthers pipeline potential in RAS/MAPK driven cancers

- GenFleet's IND application for GFH375/VS-7375, an oral KRAS G12D (ON/OFF) inhibitor, was filed in China and accepted for review
- GenFleet expects to initiate Phase 1 trial for GFH375/VS-7375 in China in H2 2024
- Ongoing discovery/lead optimization for second and third programs

➢ Balance sheet supports ongoing programs and operations

- Company ended Q1 2024 with $110.1M in cash and investments and $28.1M GAAP operating expenses ($26.6M non-GAAP operating expenses*)

*Q1 2024 GAAP operating expenses of $28.06M less Q1 2024 stock-based compensation expense of $1.48M = $26.58M Q1 2024 non-GAAP operating expenses;

IND: investigational new drug; NDA: new drug application; RAS: Rat sarcoma; KRAS: Kirsten Rat Sarcoma virus; MAPK: Mitogen-Activated Protein Kinase; RAF: Rapidly Accelerated Fibrosarcoma; MEK: Mitogen-activated extracellular signal-regulated kinase

3

Clinical Program Designed to Address LGSOC and Beyond

Trial/Regimen	IND-Enabling/ Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	Collaboration
Avutometinib + Defactinib: Recurrent LGSOC						
RAMP 301 RAF/MEK Clamp + FAKi vs ICT					RAMP 301 Ongoing Enrollment	
RAMP 201 RAF/MEK Clamp + FAKi					RAMP 201 Mature Dataset Expected to be presented at a Medical Meeting in 2H 2024; Initiate Rolling NDA Submission in Recurrent KRAS mt LGSOC Seeking Accelerated Approval: Q2 2024	
Avutometinib ± Defactinib + KRAS G12C Inhibitors: mKRAS G12C NSCLC						
RAMP 203 RAF/MEK Clamp ± FAKi + KRAS G12Ci (sotorasib)					RAMP 203 Updated Interim Data: H2 2024	Amgen
RAMP 204 RAF/MEK Clamp + KRAS G12Ci (adagrasib)					RAMP 204 Initial Interim Data: H2 2024	Mirati (BMS)
Avutometinib + Defactinib + Chemotherapy: 1L Metastatic Pancreatic Cancer						
RAMP 205 RAF/MEK Clamp + FAKi + gemcitabine, nab-paclitaxel					RAMP 205 Initial Interim Safety & Efficacy Data at ASCO 2024	PanCAN
GFH375/VS-7375						
KRAS G12D (ON/OFF) inhibitor					IND filed in China and accepted for review; upon clearance expect to initiate Phase 1 in China in H2 2024	GenFleet

VERASTEM ONCOLOGY

ASCO: American Society of Clinical Oncologist; FAKi: focal adhesion kinase inhibitor; ICT: investigator choice of treatment

4

Avutometinib, RAF/MEK Clamp Program Overview

6 Avutometinib is a Differentiated Agent with the Potential to Serve as the Backbone for Combinations Across RAS Pathway - Driven Cancers • Differentiated investigational RAF/MEK clamp mechanism of action • Novel intermittent dosing schedule; convenient oral regimen • Orphan Drug Designation for avutometinib alone or in combination with defactinib in recurrent LGSOC • Breakthrough Therapy Designation for combination of avutometinib and defactinib for treatment of recurrent LGSOC after one or more prior lines of therapy including platinum - based chemotherapy • Received FDA Fast Track Designation for avutometinib in combination with Amgen’s G12C inhibitor sotorasib in KRAS G12C - mutated metastatic NSCLC • FDA Fast Track Designation granted for avutometinib plus defactinib in combination with sotorasib for the treatment of KRAS G12C - mutated metastatic NSCLC • FDA Fast Track Designation granted for avutometinib in combination with Mirati’s (BMS) G12C inhibitor adagrasib in KRAS G12C - mutated metastatic NSCLC • Potential best - in - class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Promising signals of clinical activity in various RAS pathway - driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors RAF - Rapidly accelerated fibrosarcoma, MEK - Mitogen - activated protein kinase kinase , RAS - Rat sarcoma virus MAPK - Mitogen - activated protein kinase KRAS - Kirsten rat sarcoma virus; NRAS - Neuroblastoma RAS viral oncogene homolog, BRAF - v - raf murine sarcoma viral oncogene homolog B1, NF1 - Neurofibromatosis type 1

7 Avutometinib is a Differentiated Small Molecule RAF/MEK Clamp Contrasting Mechanism of Action vs. MEK - Only Inhibitors Coma et al., AACR 2022; Ishii et al., Cancer Res , 2013; Lito et al., Cancer Cell , 2014 RTK Growth factors Avutometinib RAS RAF MEK ERK Tumor Growth Avutometinib conc. (µmol/L) Avutometinib conc. (µmol/L) % Inhibition % Inhibition DMSO Tram Avuto Avutometinib induces dominant negative RAF/MEK complexes Avutometinib inhibits both RAF and MEK activities The RAF/MEK clamp mechanism avoids the compensatory activation of pMEK enabling more complete pERK inhibition Collaboration with Deborah Morrison, NCI

Avutometinib Inhibits Cell Proliferation Across Multiple RAS/MAPK Pathway Alterations and Multiple Solid Tumor Histologies



KRAS G12C
KRAS G12D
KRAS G12V
Other KRAS mt
BRAF mt
NRAS mt
NF1 mt
Other mt
Avutometinib IC50 (μM)
10
1
0.1
0.01
SW1463
MIAPACA2
H358
H1373
SW837
H2122
H2030
SW1573
HPAC
ASPC1
HPAFII
SNU-C2B
LS513
LS 180
SKLU1
A427
SNU-C2A
H441
SW403
SK-CO-1
SW620
PANC0327
H2291
SNG-M
SW480
H2444
CAPAN2
CFPAC1
PSN1
KP2
HUP-T3
H2009
H1573
SW1116
A549
LS123
NCI-H747
HCT 116
DLD-1
T84
HCT-15
Calu-6
HT-29
WM-266-4
SW1417
A-375
C32
SK-MEL-5
IGR-1
Colo-205
A2058
HS852.T
RKO
NCI-H2405
NCI-H2087
RL95-2
NCI-H1395
NCI-H1666
NCI-H2087
GAK
SK-MEL-2
HEC-151
H1573
DLD-1
HS940.T
H1373
HMCB
HCT 116
RKO
SW48
AN3 CA
RL95-2
LS513
5637
Indication
MAPK pathway lateration:
KRAS G12C
KRAS G12D
KRAS G12V
KRAS G12R
KRAS G12A
KRAS G12S
KRAS G13D
KRAS Q61K
BRAF V600E
BRAF class 2
BRAF class 3
NRAS mt
NF1 mt
ARAF mt
RAF1 mt
ERK2 mt
Indication:
NSCLC
Panc
CRC
Melanoma
Endometrial
Bladder

Verastem, unpublished data

8

Outsmarting Multiple Resistance Mechanisms in the RAS/MAPK Pathway

Novel Combination of Investigational Avutometinib + Defactinib with Aim to Improve Patient Outcomes

Avutometinib is an investigational oral RAF/MEK clamp, that confers a vertical blockade of both RAF and MEK

- This differentiated mechanism of action potentially avoids the compensatory reactivation of MEK by RAF enabling more complete pERK inhibition[1-3]
- Potential best-in-class safety & tolerability profile relative to marketed MEK inhibitors and standard of care for LGSOC[4-7]
- Promising signals of clinical activity in various RAS pathway-driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors[6-8]

Defactinib is an investigational selective oral inhibitor of FAK, a signal target, which has been show to mediate adaptive resistance to RAS/MAPK pathway inhibition

- Parallel pathway inhibitor demonstrating synergy with avutometinib in multiple tumor models including LGSOC, pancreatic cancer and melanoma[9-12]
- Monotherapy and combination with other agents such as PD-1 inhibitors, and chemotherapy, defactinib demonstrated a manageable safety profile[13, 14]



Vertical Blockade
Parallel Inhibition
Growth factors
RTK
Extracellular Matrix
Integrin
α β
P
FAK
Defactinib
RAS
RAF
Avutometinib
MEK
ERK
PI3K
AKT
mTOR
RhoA, YAP, etc.
Feedback Reactivation
Tumor Growth

VERASTEM ONCOLOGY

[1]Coma et al., AACR 2022; [2]Ishii et al., *Cancer Res*, 2013; [3]Lito et al., *Cancer Cell*, 2014; [4]Gershenson et al., Lancet 2022 (Study GOG 281); [5]Monk et al., J Clin Oncol 2020 (MILO Study); [6]Banerjee et al., ESMO Sept 2021 (Study FRAME); [7]Banerjee et al., ASCO June 2023 (Study RAMP 201); [8]Awad et al., EORTC- NCI – AACR Conference Oct 2023 (Study RAMP 203); [9]McNamara et al., Gynecol Oncol 2024; [10]Liu et al., AACR 2024; [11]Lubrano et al., AACR 2024; [12]Stanley et al., AACR 2024 ; [13]Fennell et al., J Clin Oncol 2019; [14]Wang-Gillam et al., Clin Cancer Res 2022

9

10 Scientific Rationale for Avutometinib and FAK Inhibitor Combination KRAS mutant LGSOC PDX model RTK RAS RAF MEK ERK YAP Growth factors β α Y397 Integrin FAK Extracellular Matrix SRC RhoA Tumor Growth P AKT defactinib Feedback Reactivation 0 10 20 30 0 100 200 300 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle FAKi avutometinib avutometinib + FAKi KRAS wild - type LGSOC PDX model P r e d o s e P o s t a v u t o m e t i n i b P o s t a v u t o m e t i n i b + d e f a c t i n i b 0 50 100 150 pFAK H - S c o r e Banerji, BTOG Dublin, Jan 23, 2019; Banerji, AACR VM 1, April 27, 2020, CT143; Banerji, unpublished; Santin, unpublished avutometinib Anti - Tumor Efficacy in KRAS Mutant and KRAS Wild - Type LGSOC models

11 Optimized Dosing Schedule Defined: Favorable Tolerability Profile with Novel Intermittent Dosing Regimen Avutometinib monotherapy Daily at MTD N=6 28 - day cycle RP2D Avutometinib monotherapy 4mg twice weekly N=26 28 - day cycle RP2D (Avutometinib 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28 - day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard - Poirier, et al . ASCO 2017; References: Banerji, Q4 2020 report; Data on file; RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients

Low - Grade Serous Ovarian Cancer (LGSOC)

LGSOC is a Rare Ovarian Cancer that is Insidious, Persistent, and Ultimately Fatal[1-4]

1k-2k[12] incidence of LGSOC with a prevalence of 6k-8k[13] in the US; 80,000 worldwide



Non-RAS-associated, 30%[6-8]
KRAS mutant, 30%[6-8]
Other RAS-associated gene mutations, 20%[6-8]
NRAS, BRAF, ARAF mutant, 20%[6-8]

>80% — Greater than **80% of patients with LGSOC will experience a recurrence**[1]

20-30s — Affects a **younger patient population** and can disproportionately **impact health, fertility, and long-term quality of life**[9,10]

Current SOC treatments **offer poor to moderate response rates** (6-13%)[5,9,14]

~10 YEARS — Median overall **survival of ~10 years from time of diagnosis**[5]

No FDA-approved treatment specifically for LGSOC[11]

VERASTEM ONCOLOGY

1. Babaier 2022/p1/para1/ln6,7; 2. Gadducci 2020/p4/para2/ln16,7; 3. Gershenson Lancet 2022/p545/col2/para2/ln6-9; 4. Gershenson 2015/p2681/Fig1; 5. Gershenson Gynecol Oncol 2022; 6. Manning-Geist Clin Cancer Res 2022; 7. El Naggar Gynecol Oncol 2022; 8. AACR GENIE v9.0 VSTM unpublished analysis (data on file); 9. Slomovitz *Gynecol Oncol* 2020; 10. Manning-Geist B et al. Clin Cancer Res 2022;28(20):4456-4465.;11. Banerjee SN). J Clin Oncol. 41. No 16_suppl (June 1, 2023) 5515-5515;12. Verastem DOF; 13. US Cancer Statistics. Accessed 2024. 14. Monk 2020/p3758/table2/footnote-b

13

Low-Grade and High-Grade Serous Ovarian Cancer Are Different Diseases

	LGSOC	HGSOC
Nuclear atypia	Uniform round to oval with little variation	+++ Marked variation
Mitotic Index	<12 mitoses per 10 hpf	>12 mitoses per 10 hpf
Chromatin and variation in size of nucleus	Little	Marked (nuclear size ratio ≥3)
Mutation	KRAS ++ BRAF + ER/PR +++	P53 +++ BRCA1/2 +
Precursor	Serous borderline tumor	Tubal intraepithelial neoplasia



LGSOC



HGSOC

Malpica et al., Am J. Surg Pathol 2007

14

Avutometinib Defactinib in Low - Grade Serous Ovarian Cancer RAMP 201: Topline Data Parts A + B + C

16 Topline RAMP 201 Data Support Rolling NDA Submission in Recurrent KRAS mt LGSOC • RAMP 201 topline data represent larger dataset of patients treated at the RP2D with a minimum follow up of 5 months at last data analysis (Parts A, B and C combined: n=115*; KRAS mt: n=58; KRAS wt : n=57) • Moving forward with rolling NDA submission for Accelerated Approval in adult patients with recurrent KRAS mt LGSOC who received at least one prior systemic therapy • RAMP 201 data with12 - months follow up is needed to complete the submission and drives timeline for final module • Path forward for KRAS wt to be discussed with FDA when mature RAMP 201 data available • Based on the longer median duration of treatment observed in RAMP 201 Part A, we believe KRAS mt represents >2/3 rds of the revenue opportunity, compared with combined KRAS mt and KRAS wt , without any differential pricing ** • Plan to present mature dataset from RAMP 201 at a medical conference in the second half of 2024 • Expect to complete NDA submission in the second half of 2024 *6 patients with no baseline measurable disease per independent review committee (IRC); KRAS wt: kirsten rat sarcoma virus; wt : wild type ** Based on internal revenue forecasts including potential market penetration of Verastem’s product candidates

RAMP 201: Ongoing Registration-Directed Phase 2 Trial of Avutometinib ± Defactinib in Patients with Recurrent LGSOC

RAMP 201 (ENGOTov60/GOG3052)

Inclusion Criteria

Recurrent LGSOC
- **Prior chemotherapy**
- **Measurable disease (RECIST 1.1)**
- **Prior MEKi allowed**

Part A ✓ Selection Phase*

Avutometinib + Defactinib
- KRAS mt (n=16) → n+20
- KRAS wt (n=16) → n+20
- N=32

Avutometinib Mono
- KRAS mt (n=16) → n+20
- KRAS wt (n=16) → n+20
- N=32

Part B ✓ Expansion Phase*

Avutometinib + Defactinib
- KRAS mt (Total n=36)
- KRAS wt (Total n=36)
- N=72 (incl Part A+B)

Avutometinib Mono
- KRAS mt (n=36)
- KRAS wt (n=36)

Part C ✓ Expansion Phase Combo*

Avutometinib + Defactinib
- KRAS mt
- KRAS wt
- Expanded Enrollment +40 pts

Part D ✓ Low-dose Avuto Combo*

Avutometinib + Defactinib
- KRAS mt
- KRAS wt
- Expanded Enrollment + 20-30 pts

Primary Endpoint: Objective Response Rate (blinded independent review)

Evaluation of ORR in Combination Arm:
1) In KRAS mt patients
2) All patients (KRAS mt & wt)

Combination Arm:
- ✓ **Target Enrollment Reached For Parts A, B, C, and D**
- ✓ **Actual Enrollment at RP2D: 115 treated patients**

* Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;
Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days

** Lower Dose: Avutometinib + Defactinib combo: Avutometinib 1.6 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;

VERASTEM ONCOLOGY

RECIST: Response Evaluation Criteria in Solid Tumors; PO: per oral; BID: twice daily: MEKi: Mitogen-activated extracellular signal-regulated kinase inhibitor;

17

18 Topline Data Pooled ORR RAMP 201 Parts A + B + C, Data cutoff: Feb. 2024 Minimum follow - up: 5 months  Avutometinib 3.2 mg + Defactinib 200 mg   IRC    ORR Overall Population  (Confirmed ORR by BICR) 27% (29/109)* 95% CI (19% - 36%) KRAS mt  37% (21/57) KRAS wt  15% (8/52) Clinical Benefit Rate (CR+PR+SD≥6 months): 60% (65/109) Discontinuations Due to AEs 9% (10/115) Topline Data: RAMP 201 Continues to Show Robust and Durable Benefit • Minimum follow - up of 5 months • 14 patients with stable disease or unconfirmed partial response remain on treatment • Potential for response rate to further improve with continued follow up • Potential responding patients: 29 - 43 (27% - 39%) • KRAS mt: 21 - 30 (37% - 53%) • KRAS wt : 8 - 13 (15% - 25%) • No new safety signals • Plan to present mature dataset at a medical meeting in 2H 2024 All information based on data cutoff as of Feb. 23, 2024; *6 patients with no baseline measurable disease per IRC

Initial Portion of RAMP 201, Part A, Response Rate Improved Through First Year of Follow Up

- Interim results from RAMP 201 Part A were presented at ASCO 2023 annual meeting
- With a minimum of 12 months follow up in Part A at that time, time until objective response were reported
- Approximately 1 year of follow up may be required to fully appreciate the optimal rate of response

	Avutometinib + Defactinib	
	Total (n=29) Minimum follow- up of 12 months	
ORR, % (n)	**45% (13)** 95% CI: (26%, 64%)	
	KRAS mt 60% (9/15)	KRAS wt 29% (4/14)
Patients with reduction in tumor, % (n)	**86% (25)**	
Median Time to Response	5.5 months (range 1.6-14.7 months)	
Median Number of Prior Lines of Therapy	4	

*Median duration of therapy, at subsequent analysis, for patients enrolled to part A:

Median duration of treatment (all patients Part A): 11 months

KRAS mt median: 18 months KRAS wt median: 8 months

*As of 23Feb2024 data cutoff

19

FRAME Study: High Rate of Durable Responses with the Combination of Avutometinib and Defactinib in Recurrent LGSOC (n=26)



Response by RECIST
Response
(% change from baseline)
20
0
-20
-40
-60
-80
-100
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54
Time (cycles)
Continuing on treatment



KRAS G12D
KRAS wt
KRAS wt
KRAS G12D
KRAS G12D
KRAS wt
KRAS D33E, I24N
Undocumented
KRAS wt
KRAS wt
KRAS wt
KRAS wt
KRAS wt
KRAS G12D
Undocumented
KRAS wt
KRAS wt
KRAS wt
KRAS wt
KRAS G12D
KRAS G12D
KRAS G12D
KRAS G12V
KRAS G12A
KRAS G12V
KRAS D57-T58ins
Best Response
(% change from baseline)
20
0
-20
-40
-60
-80
-100
Prior MEK inhibitor
* Still on treatment
Confirmed partial response
Unconfirmed partial response
Stable disease

- Overall response rate (ORR) = 42% (11 confirmed PRs/26)
  - KRAS mutant ORR = 58% (7 confirmed PRs/12)
  - KRAS wild-type ORR = 33% (4 confirmed PRs/12)
- Median DoR 26.9 months (95% CI 8.5-47.3) across all LGSOC patients
- Median PFS 20.0 months (95% CI 11.1 – 31.2) across all LGSOC per RECIST 1.1
- Median number of prior lines of therapy: 3.5
- Responses observed in patients previously treated with MEK inhibitor
- No new safety findings with continued follow-up
- 1 patient discontinued for adverse events as of July 2023 (skin AE)
- Data confirmed via BICR

28-day cycles
DoR: Duration of Response
PFS: Progression free survival
NR: Not reached

VERASTEM ONCOLOGY

Denis, 5th Annual RAS-Targeted Drug Development Sept 2023; (Data cut off July 2023: Data on file); BICR: Blinded independent central review

20

21 Recent LGSOC Trials Provide Relevant SOC Comparator Trial Number of Prior Systemic Therapies Median (range) Prior MEK allowed Prior Bevacizuma b Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate due to AEs GOG 281 1 2 (1 - 10) No * Low % SoC (n=130) 6% 95% CI: (3%, 12%) INV 7.2 (5.6 - 9.9) 30% MILO 2 2 (1 - 8) No * Low % SoC (n=101) 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 - 14.5) 17% 1 Study GOG 281 trial Gershenson et al., Lancet 2022; 2 MILO Study Monk et al., J Clin Oncol 2020. SoC = Standard of Care (endocrine / chemotherapy). INV = Investigator, BICR = Blinded independent central review, PFS = Prog res sion free survival CI = confidence interval, NR = Not reached * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy

Avutometinib + Defactinib in Low - Grade Serous Ovarian Cancer Regulatory Update

Avutometinib + Defactinib for Recurrent LGSOC: Path to Accelerated Approval

Significant Unmet Medical Need

- No FDA approved therapies specifically for LGSOC
- Urgent need for new treatment options that improve outcomes for patients with LGSOC
- SOC therapy associated with low response rates and high discontinuation rate due to toxicity

Standard of Care (chemo/hormonal therapy)[a]	
ORR: 6-13%	D/C due to AE: 17-30%

Key Regulatory Achievements & Anticipated Milestones

- ✓ Breakthrough Therapy Designation granted[b]
- ✓ Orphan Drug Designation granted for treatment of LGSOC as a distinct disease
- ✓ FDA Pre-NDA meeting 1H 2024
- ✓ Initiating rolling NDA submission for recurrent KRAS mt LGSOC in Q2 2024
- Plan to share RAMP 201 mature dataset with FDA as part of rolling NDA submission
- Expect to complete rolling submission H2 2024, priority review request
- Potential for FDA accelerated approval in 2025
- Ongoing confirmatory study targeting full enrollment by end of 2025

Next Steps: Plans to discuss regulatory path with CHMP and PMDA (EU and Japan)

VERASTEM ONCOLOGY

[a] Gershenson et al, Lancet 2022; Monk et al, JCO 2020
[b] Breakthrough Therapy Designation for combination of avutometinib and defactinib for treatment of recurrent LGSOC after one or more prior lines of therapy including platinum-based chemotherapy; FDA: Food and Drug Administration; CHMP: Committee for Medicinal Products for Human Use; PMDA: Pharmaceutical and Medical Devices Agency; EU: European Union

23

Commercial Opportunity for Avutometinib + Defactinib in Low - Grade Serous Ovarian Cancer

Potential for Avutometinib + Defactinib to Rapidly Penetrate the Current Prevalent Patient Population, if Approved

STAGE II-IV DISEASE[1] → **MOS: ~10 YEARS[2]**

FRONTLINE TREATMENT → **INITIAL RECURRENCE** → **SUBSEQUENT RECURRENCE**

± Neoadjuvant platinum/taxane

Debulking surgery

± Platinum/taxane chemotherapy

± Hormone therapy (Mx)

or

± Endocrine therapy

Target Product Profile (TPP) Based on Avutometinib + Defactinib Combination

- 70% of Oncologists surveyed indicate they will initially plan to treat with prevalent patients at their next recurrence[3]
- 49% of Oncologists surveyed indicate that initial recurrence is the ideal point in the patient journey to initiate treatment with the combination[3]


~50%

Treaters surveyed indicate that based upon approval of the target product profile of the combination, patients with LGSOC previously ineligible for continued treatment would now have a viable option at initial and subsequent recurrences, growing the treatable population[3]

VERASTEM ONCOLOGY

1. NCCN: National Comprehensive Cancer Network; NCCN guidelines v1.2023 / 2. Gershenson Gynecol Oncol 2022/p1/Abstract/Results/ln1-2 / 3. VSTM DOF, ATU 2024 (n=96, Fielded December 2023 – January 2024): Mx: maintenance

25

26 Anticipate Concentrated Market Opportunity, Potential for Relatively Quick Adoption Given Limitations of SOC Plan for a focused commercial launch, if approved • Top 400 HCPs and top 100 HCOs collectively cover nearly half of the LGSOC population 1 ; focused sales force of 14 - 18 reps Substantial market preparation activities • Engaged with 1/3 of prevalent patient population 2 & ongoing engagement with HCPs 3 Excitement for avutometinib + defactinib underscores its potential to address the significant unmet need • Based on a TPP of avutometinib + defactinib combination: • 85% of treaters surveyed say they would adopt within 6 months of receiving FDA approval, suggesting swift uptake of the treatment for eligible patients 4 Opportunity for active switch to avutometinib + defactinib • Based on TPP of avutometinib + defactinib combination: • 28% of treaters surveyed say they would proactively reach out to switch half of their current LGSOC patients, if approved 4 Coverage and access support • Well - insured patient population will support widespread coverage • NCCN listing and Medicare protected class status could result in favorable coverage to label • Comprehensive suite of resources intended to support patients and physicians navigating payer barriers Ongoing engagement with plans for rapid uptake • Support of community practices through relationships with Oncology GPOs could facilitate education and adoption • Focused outreach with HCOs that cover majority of patients in key centers planned now Patient assistance • Financial and other insurance barriers, time to coverage, may be mitigated by robust patient service offerings • High touch Hub and limited distribution network could ensure patients start quickly and stay on therapy Ensuring Patients’ Ability to Start and Stay on Therapy Focused Commercial Launch *Based on internal revenue forecasts including potential market penetration of Verastem’s product candidates 1 Based on median duration of therapy from RAMP 201 Part A NCCN: National Comprehensive Cancer Network; HCP: healthcare professionals; HCO: healthcare organizations; GPO: group purchas ing organizations,: 1. VSTM DOF – Claims LGSOC Proxy 2. VSTM DOF. Self - identified LGSOC patients registered via DSE website. 3. VSTM CRM DOF 2024. 4. VSTM DOF, ATU 2024 (n=96, Fielded December 2023 – January 2024) Given the expected longer duration of therapy 1 , we believe KRAS mt represents approximately >2/3 rds of revenue opportunity compared with combined KRAS mt and KRAS wt , without any differential pricing*

Avutometinib + Defactinib in Low - Grade Serous Ovarian Cancer RAMP 301: Phase 3 Confirmatory Trial

RAMP 301: International Phase 3 Confirmatory Trial Evaluating Avutometinib + Defactinib in Recurrent LGSOC

RAMP 301 (GOG-3907/ENGOT-ov81/NCRI): Ongoing Randomized Controlled Trial (RCT)

Inclusion Criteria

- **Confirmed LGSOC diagnosis**
- **Recurrent disease after prior platinum therapy**
- **Documented *KRAS* mutation status**
- **Measurable disease per RECIST v1.1**
- **Prior MEKi allowed**
- **Prior Bevacizumab allowed**

1:1 Randomization
n = 270

Stratification Factors:
KRAS mutation status
(wt vs. mt)

Avutometinib + Defactinib
n = 135

Avutometinib 3.2 mg PO BIW
Defactinib 200 mg BID
3 weeks on, 1 week off

May crossover upon BICR-confirmed PD

Investigator's Choice
n = 135

Pegylated Liposomal Doxorubicin
Paclitaxel
Topotecan
Letrozole
Anastrozole

Primary Endpoint:

PFS (BICR by RECIST v1.1)

Hierarchical Evaluation of PFS:
KRAS mutant LGSOC only
All recurrent LGSOC

Secondary Endpoints[a]

OS
PFS by RECIST v1.1 per INV assessment
ORR
DoR
DCR
Safety
Pharmacokinetics
PROs

[a] Unless otherwise specified, all tumor response-based endpoints will be analyzed using both BICR and INV assessments

VERASTEM ONCOLOGY

NCT06072781

BICR: blinded independent central review; BID: twice a day; BIW: twice a week; DCR: disease control rate; DoR: duration of response; INV: investigator; KRAS: kirsten rat sarcoma virus; MEKi: MEK inhibitor; mt: mutant; PO: per oral; pts, patients; ORR: objective response rate; OS: overall survival; PD: progressive disease; PFS: progression-free survival; PROs: patient-reported outcomes; RECIST: response evaluation criteria in solid tumors; wt: wild type.

28

Topline Data from RAMP 205: Avutometinib + Defactinib + SOC in First - Line Metastatic Pancreatic Cancer

RAMP 205: Designed to Identify and Evaluate RP2D in Combination with Chemotherapy for Treatment of Newly Diagnosed mPDAC

RAMP 205: Ongoing Phase 1/2 Evaluating Avutometinib + Defactinib with Gemcitabine and Nab-paclitaxel

Inclusion Criteria

- Histologic or cytologic confirmed metastatic pancreatic ductal adenocarcinoma (PDAC)
- Eligible for treatment in the first-line setting (no prior systemic therapy for advanced or metastatic disease)
- Measurable by RECIST v1.1 by CT or MRI
- ECOG Performance status of ≤1
- Part B only, adequate tissue sample to evaluate KRAS mutational status

Part A: Dose Evaluation (3+3 DLT Assessment)

Avutometinib + Defactinib + Gemcitabine + Nab-paclitaxel

Dose Finding Cohorts
n=3-6

Avutometinib + Defactinib + Gemcitabine + Nab-paclitaxel

DLT-Cleared Dose Level Expansion

RP2D Selection

Part B: Dose Expansion (Primary Endpoint: ORR)

- Patients with PDAC treated at RP2D
- Stage 1: 17 patients if ≥4 responders, then
- Simon's 2-stage design: expand to 29 patients

Collaboration with PanCAN, NCT05669482

DLT: dose-limiting toxicity; n: number of patients; ORR: overall response rate; RP2D: recommended phase 2 dose; CT: computed tomography; ECOG: European Cooperative Oncology Group; MRI: magnetic resonance imaging

30

31 RAMP 205: Initial Interim Safety and Efficacy Results • Encouraging early interim data from ongoing Phase 1/2 RAMP 205 study evaluating avutometinib + defactinib + gemcitabine + Nab - paclitaxel in first - line metastatic pancreatic cancer • As of data cutoff of May 14, 2024, Dose Level 1 mature with more than 6 months follow up o Confirmed ORR = 83% (5/6) o Cohort was DLT cleared, one DLT observed (neutropenic fever) • Evaluating additional dose/schedule combinations to optimize the dose for safety/tolerability and define RP2D for expansion cohort • 11 top academic sites currently enrolling and highly engaged • Presenting RAMP 205 initial interim data at ASCO on June 1, 2024 Dose Level Avuto Defactinib Gem Nab - Pac Day 1, 8, 15 chemo dosing: - 1 2.4 mg BIW 200 mg BID 800 mg/m 2 100 mg/m 2 1 2.4 mg BIW 200 mg BID 800 mg/m 2 125 mg/m 2 Day 1 and 15 chemo dosing: 1a 3.2 mg BIW 200 mg BID 800 mg/m 2 125 mg/m 2 2a 3.2 mg BIW 200 mg BID 1000 mg/m 2 125 mg/m 2 DLT: dose - limiting toxicity; ASCO: American Society of Clinical Oncology

32 Landmark Trials in First - Line Metastatic Pancreatic Cancer Trial/PI/Reported (# Patients) Intervention Comparator ORR by Investigator (95% CI) mPFS (95% CI) mOS (95% CI) MPACT Von Hoff 2013 (N=861) Gem/NabP * (n=431) Gem (n=430) Gem/NabP 5.5 months (4.5 - 5.9) 8.5 months (7.89 - 9.53) 29% (25 - 34) 23% (19 - 17) IRR** NAPOLI 3 O’Reilly 2023 (N=770) Nalirifox (n=383) Gem/NabP* (n=387) Gem/NabP 36.2% (31.4 - 41.2) 5.6 Months (5.3 - 5.8) 9.2 months (8.3 - 10.6) Nalirifox 41.8% (36.8 - 46.9) 7.4 months (6.0 - 7.7) 11.1 months (10 - 12.1) PRODIGE Conroy 2011 (N=342) Folfirinox (n=171) Gem (n=171) Folfirinox 31.6% (24.7 - 39.1) 6.4 months 11.1 months For Reference only: No cross - trial comparison made.*Dosing schedule in Gem/ NabP arms above= 1000 / 125 ሺ ‰ Ȁ  ଶ ) D1,8,15 q 4w, **Secondary endpoint of ORR based on IRR (Independent Radiology Review), ***NR: Not Reported. SOC Treatment Landscape: • ORR is between 23% - 36% for Gem/ NabP • Median overall survival reported between 8.5 – 9.2 months

33 RAMP 205: Evaluating Multiple Regimens in Parallel to Efficiently Identify RP2D in First - Line mPC Duration of Treatment for All Patients; Safety Population (n=41) Data Cutoff Date:14 MAY 2024 Source: Program: F_TR_SWIMMER.sas In Dose Level 1: • 1 of 6 patients achieved objective response by month 2 • 2 of 6 patients achieved objective response by month 4 • 5 of 6 patients achieved objective response by month 6 Dose Level - 1 1 1a 2a

34 RAMP 205: Best Percent Change in Target Lesion Sum of Diameters Includes Patients Who Have Had At Least First Scan (n=26) Data Cutoff Date:14 MAY 2024 Source: Program: F_TR_WATERFALL_BYDOSE2 Threshold for PR

Avutometinib with KRAS G12C Inhibitors in Non - Small Cell Lung Cancer

36 High Unmet Need in Refractory NSCLC Adenocarcinoma Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy Docetaxel Gemcitabine Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF/ KRAS G12C (targeted) Non - targeted PD - (L)1 1% Non - Targeted PD - (L)1 1% ▪ SOC in recurrent disease is chemotherapy ▪ Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% Recurrence Recurrence Verastem Clinical Trials: • RAMP 203: Avutometinib ± defactinib + sotorasib in KRAS G12C NSCLC • RAMP 204: Avutometinib + adagrasib in KRAS G12C NSCLC NSCLC Adenocarcinoma 3 0 5 10 15 % of Patients KRAS Mutation BRAF Mutation US Annual Incidence 7,8 : 114K WW Annual Incidence 1,2 : 882K 1 Globocan , 2020; 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ ; 3 TCGA PanCancer Atlas ( cBioPortal analysis); 4 www.thelancet.com Vol 389 January 21, 2017 ; 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020; 6 Clinical Cancer Research DOI 10.1158/1078 - 0432.CCR - 18 - 2062; 7 50% of NSCLC is adenocarcinoma ( Pakkala and Ramalingam JCI Insight 2018)  ; 8 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30 KRAS Mutations Represent 25% of Lung Adenocarcinoma & BRAF Mutations Represent 4% (EGFR 17%, ALK 7%) 4,6 BRAF V600E BRAF non - V600E

37 0 10 20 30 0 500 1000 1500 2000 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle sotorasib sotorasib + avutometinib sotorasib + avutometinib + FAKi avutometinib trametinib **** **** **** Preclinical Synergy of Avutometinib + G12C Inhibitors in KRAS G12C Models Synergy of avutometinib + G12C inhibitors across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Sotorasib: 30 mg/kg PO QD Avutometinib: 0.3 mg/kg PO QD FAKi: 50 mg/kg PO BID Trametinib: 0.3 mg/kg PO QD Avutometinib & FAKi potentiate sotorasib efficacy in KRAS G12C NSCLC in vivo; Tumor regression in all mice with triple combination Avutometinib + sotorasib yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C NSCLC Sotorasib Avutometinib 4h 48h p - ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C NSCLC Concentrations Tested Sotorasib: 100 nM Avutometinib: 100 nM Coma et al., AACR 2021 Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors Avutometinib + sotorasib Avutometinib + adagrasib H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 -100 0 100 200 300 400 Response at Day 10 R e s p o n s e @ D a y 1 0 ( % c h a n g e f r o m b a s e l i n e ) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 v e h i c l e t r a m e t i n i b 10 PR a v u t o m e t i n i b F A K i s o t o r a s i b s o t o r a s i b + t r a m e t i n i b s o t o r a s i b + a v u t o m e t i n i b s o t o r a s i b + F A K i V S - 6 7 6 6 + F A K i s o t o r a s i b + a v u t o m e t i n i b + F A K i -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR

38 Avutometinib FAKi Restores Anti - Tumor Activity of Sotorasib in G12Ci - Resistant KRAS G12C Models Avutometinib inhibits proliferation of cells harboring acquired KRAS mutations that occur clinically upon progression on G 1 2C inhibitors Addition of avutometinib + FAKi restores anti - tumor activity after progression on sotorasib monotherapy in a KRAS G12C NSCLC GEMM model 0 50 100 150 0 5 10 15 20 Days after first sotorasib dose T u m o r v o l u m e ( m m 3 ) Sotorasib + Avutometinib + FAKiSotorasib Reference: Coma et al., AACR RAS meeting 2023 Addition of avutometinib + FAK inhibitor to sotorasib increases tumor growth inhibition in a sotorasib - resistant KRAS G12C/Y96D model 0 5 10 15 20 25 30 35 0 200 400 600 800 1000 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 S E M ) Vehicle Sotorasib Avutometinib Sotorasib + avutometinib Sotorasib + avutometinib + FAKi Avutometinib + FAKi Collaboration with Mariano Barbacid, CNIO (Spain) Collaboration with Chiara Ambrogio, U Turin (Italy) Collaboration with Andy Aguirre, DFCI

RAMP 203: Phase 1/2 Trial of Avutometinib + LUMAKRAS™ (Sotorasib) ± Defactinib in KRAS G12C Advanced NSCLC

Inclusion Criteria

- Documented *KRAS* G12C mutation determined using validated test
- Treatment with 1 but no more than 3 prior systemic regimens for Stage 3B-C or 4 NSCLC*
- May have received adjuvant chemotherapy for earlier-stage disease
- Measurable disease per RECIST v1.1
- ECOG performance status ≤ 1

*may include patients with or without prior G12C therapy

Part A: Dose Evaluation
(3+3 DLT Assessment)

Completed enrollment

Avutometinib + Sotorasib
Dose Finding Cohorts

→ Doublet RP2D Selected:
4 mg avutometinib / 960 mg sotorasib

Enrollment ongoing

Avutometinib + Sotorasib + Defactinib in patients who have received prior G12Ci
Dose Finding Cohorts

→ Triplet RP2D Selection

Part B: Dose Expansion
(Primary endpoint: ORR)

Now enrolling expansion phase

Cohort 1
Patients without Prior KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

Cohort 2
Patients who Progressed on KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

VERASTEM ONCOLOGY

Collaboration with Amgen, NCT05074810

DLT, dose-limiting toxicity; KRAS, kristen rat sarcoma virus; NSCLC, non-small cell lung cancer; ORR, objective response rate; RECIST v1.1, response evaluation criteria in solid tumours version 1.1; RP2D, recommended phase 2 dose.

39

40 *On treatment at time of data cutoff; + Patient with - 38.4% tumor reduction classified as SD due to disease progression prior to confirmatory scan. Awad et al., EORTC - NCI – AACR Conference Oct 2023 Avutometinib + Sotorasib Percentage Change in Target Lesion Sum with time on treatment RAMP 203: Objective Responses in KRAS G12C NSCLC Sotorasib + Avutometinib Combination

RAMP 204: Phase 1/2 Trial of Avutometinib + KRAZATI™ (Adagrasib) in KRAS G12C Advanced NSCLC

Inclusion Criteria

- Documented *KRAS* G12C mutation determined using validated test
- Treatment with >1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC
- Must have received prior therapy with a KRAS G12C inhibitor and experienced progressive disease
- Measurable disease per RECIST v1.1
- ECOG performance status ≤ 1

Part A: Dose Evaluation (DLT Assessment)

Avutometinib + Adagrasib

Dose Finding Cohorts (n=3-6)

RP2D Selection

Part B: Dose Expansion (Primary endpoint: ORR)

Stage 1: 19 patients (including Part A patients) treated with RP2D

Stage 2: expand to 55 patients

VERASTEM ONCOLOGY Collaboration with Mirati (BMS) NCT05375994

DLT, dose-limiting toxicity; KRAS, kristen rat sarcoma virus; NSCLC, non-small cell lung cancer; ORR, objective response rate; RECIST v1.1, response evaluation criteria in solid tumours version 1.1; RP2D, recommended phase 2 dose.

41

RAS Pathway - Driven Cancers and Rational Avutometinib Combinations

Investigator-Sponsored Trials Provide Ongoing Comprehensive Approach to Establish More Complete Blockade of RAS Pathway & Resistance Pathways

	Indication	Incidence/ Prevalence	Biomarker %	Regimen	Setting	Phase	Institution
Gynecologic Cancers	LGSOC	Prevalence 6k[1]	70%	Avutometinib + defactinib + letrozole	Low-grade serous ovarian cancer without prior systemic treatment	Phase 1/2	Memorial Sloan Kettering Cancer Center
	Gynecologic Basket	Incidence[4-8]: 85K	25%	Avutometinib + defactinib	Recurrent RAS Pathway-driven (RAS/RAF/NF1) endometrioid cancer, mucinous ovarian cancer, high-grade serous ovarian cancer or cervical cancer	Phase 2	University of Oklahoma
	Mesonephric	Incidence:[9] ~680	96%	Avutometinib + defactinib	Advanced or recurrent mesonephric gynecologic cancer	Phase 2	Memorial Sloan Kettering Cancer Center
CRC	KRAS mt	Incidence[2]: 148K	45%	Avutometinib + cetuximab	Recurrent metastatic KRAS mt	Phase 1/2	University of Chicago
	RAS/RAF wt CRC	Incidence[2]: 148K	50%[12]	Avutometinib + defactinib + cetuximab	Unresectable, Anti-EGFR-Refractory Advanced Colorectal Cancer	Phase 1/2	M.D. Anderson Cancer Center
Breast Cancer	ER+/Her2-	Incidence[2]: 279K	22.5%	Avutometinib + abemaciclib + fulvestrant	Recurrent ER+/HER2- breast cancer following progression on CDK4/6i + aromatase inhibitor	Phase 1/2	Dana-Farber Cancer Institute
Melanoma	MAPK alterations or wt	Incidence[2]: 100K	100%	Avutometinib + defactinib ± encorafenib	Patients with brain metastases from cutaneous melanoma with RAS, RAF or NF1 alterations or RAS/RAF/NF1 wt	Phase 1/2	University of Utah
Thyroid	MAPK alterations[+]	Incidence[3]: 44K	35%	Avutometinib + defactinib	Differentiated & anaplastic thyroid cancer	Phase 2	Memorial Sloan Kettering Cancer Center

[+]excluding BRAFV600E

VERASTEM ONCOLOGY

[1] Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020; [2]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [3]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30 [4]Uterine cancer is one of the leading gynecologic neoplastic disorders in the US, of which over 80% are endometrioid adenocarcinomas (EA); [5]Endometrioid OC (EnOC) accounts for approximately 10% of all OC, with the majority of cases diagnosed as low grade, early stage disease with excellent clinical; [6]ucinous ovarian cancer: 3-11% of ovarian cancer (Hada et al., 2021); [7]90% of Ovarian Cancer is Epithelial Ovarian Cancer (https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2018/cancer-facts-and-figures-2018.pdf); [8]HGSOC the most common type of ovarian cancer, accounting for approximately 75% of epithelial ovarian cancers. (https://ocrahope.org/news/high-grade-serous-carcinoma/) [9]Ji Son (David Hong) ASCO 2023

43

Discovery Efforts

Discovery and Development Collaboration with GenFleet Strengthens Pipeline Targeting RAS Pathway-Driven Cancers

- Increases the breadth of Verastem's oncology pipeline with strategically-aligned RAS pathway focus
  - Exclusive options for Verastem to exclusively license up to 3 programs with development and commercialization rights outside of the GenFleet markets of mainland China, Hong Kong, Macau, and Taiwan
  - Potential development in combination with Verastem's current pipeline
  - Selected GFH375 (VS-7375), an oral KRAS G12D (ON/OFF) inhibitor as lead program; programs 2 & 3 in discovery phase
  - Small molecule programs focused on anti-cancer targets related to the RAS/MAPK pathway or surrounding cancer cell signaling
- Strategic collaboration builds on Verastem Oncology and GenFleet's experience in RAS pathway-driven cancers
  - Collective worldwide strengths in RAS pathway discovery and development
  - Established network of collaborators, including leading scientific and clinical experts
  - Leverages experience from GenFleet's KRAS G12C inhibitor program and Verastem's avutometinib/defactinib program
- Risk-sharing structure of the collaboration with milestone-based options provides capital efficient approach
  - At execution, Verastem paid GenFleet an upfront payment for options to obtain exclusive right to 3 programs on a program by program basis
  - Combined with the upfront amount, payments for future annual R&D support, development milestones and option payment for first program through completion of Phase 1 trial could equal up to $11.5 million
  - Potential total deal size across all 3 programs up to $625.5 million excluding royalties if Verastem exercises its in-license options
  - Includes exclusive rights for Verastem to obtain a license to each of the compounds after successful completion of pre-determined milestones in Phase 1 trials

VERASTEM ONCOLOGY
45

Rationale for Designing a Potent and Selective Orally Bioavailable Inhibitor of KRAS G12D (ON/OFF) for the Treatment of Patients with KRAS G12D Cancers

KRAS G12D is the most frequent KRAS mutation in human cancer



Others
G12D
26.0%
G12V
20.7%
G12C
13.0%
G13D
G12R
G12A
Pancreatic
37%
Colorectal
12.5%
Endometrial
8%
NSCLC
4.9%
Pancreatic
1.1%
Colorectal
2.7%
Endometrial
1.7%
NSCLC
13.6%

Ideal to inhibit both the active (ON) & inactive (OFF) states of KRAS for deep and durable inhibition of tumor growth



KRAS
OFF
(inactive)
GDP
P
GAP
GEF
GTP
GDP
KRAS
ON
(active)
GTP
RAS/MAPK pathway
signaling
KRAS G12D
(ON/OFF)
inhibitor
GEF: Guanine nucleotide exchange factor
GAP: GTPase-activating protein

VERASTEM ONCOLOGY

Reference: Adapted from Hofmann et al., Cancer Discovery 2022

46

47 GFH375 (VS - 7375) is an Oral KRAS G12D (ON/OFF) Inhibitor • GFH375 (VS - 7375) is a potent and selective orally bioavailable inhibitor of KRAS G12D (ON/OFF) with potent anti - tumor efficacy demonstrated across preclinical models • Dual inhibitor of ON (GTP) and OFF (GDP) states of KRAS G12D • Orally bioavailable across preclinical species • Potent against intracranial tumor models suggesting potential to treat brain metastases • Avutometinib enhances anti - tumor efficacy of GFH375 (VS - 7375) in preclinical models • IND - enabling GLP toxicology studies complete • IND application filed in China and accepted for review; upon clearance expect to initiate Phase 1 trial in China in H2 2024 KRAS G12D State GFH375 IC50 ( nM ) (KRAS G12D binding) GppNp - bound (ON/active) 2 1 GDP - bound (OFF/inactive) 6 1 0 2 4 6 8 10 12 14 0 100 200 300 400 Days after first dose T u m o r v o l u m e ( m m 3 , m e a n ± S E M ) GP2D CRC Panc 04.03 PDAC Zhou et al., AACR 2024 Potent anti - tumor efficacy demonstrated across preclinical models Dual inhibitor of ON (GTP) and OFF (GDP) states of KRAS G12D First program from the GenFleet collaboration

Financials

49 Key Financial Statistics Cash, cash equivalents & investments $110.1M GAAP Operating Expenses $28.1M Non - GAAP Operating Expenses* $26.6M Shares Outstanding 25.3M** As of and for the quarter ended March 31, 2024 • Oxford Finance LLC Credit Facility • Up to $150M available in a series of term loans • $40M term loans outstanding • Remaining $110M available upon achievement of pre - defined milestones or at lender’s discretion • $25M tranche available upon FDA approval of avutometinib for treatment of LGSOC • Floating interest rate, subject to a floor and a cap; 5% final payment charge, and loan subject to 1 - 3% early payment fee • Interest only payments through April 2025 • No financial covenants Sources of Non - Dilutive Capital * Q1 2024 GAAP operating expenses of $28.06M less Q1 2024 stock - based compensation expense of $1.48M = $26.58M Q1 2024 non - GAAP operating expenses **Excludes Series A Preferred (0.8M Shares on as - converted basis), Series B Preferred (4.2M Shares on as - converted basis), and o utstanding unexercised pre - funded warrants (1.5M Shares).

Recent Corporate Achievements

Avutometinib + Defactinib: Recurrent LGSOC	Avutometinib + Defactinib: Metastatic Pancreatic Cancer	Avutometinib + KRAS G12C Inhibitors: NSCLC	GFH375/VS-7375: Oral G12D (ON/OFF) Inhibitor
✓ Initiating rolling NDA submission in recurrent KRAS mt LGSOC ✓ Received FDA Orphan Drug Designation ✓ Initiated Phase 3 confirmatory study in Q4'23 ✓ Presented planned subgroup analysis of Part A RAMP 201 trial	✓ Initial interim safety and efficacy results from RAMP 205 to be presented at ASCO 2024 ✓ Initiated RAMP 205 combo avutometinib + gemcitabine/nab-paclitaxel + defactinib	✓ Received FDA Fast Track Designation for avutometinib in combination with Mirati's (BMS) G12C inhibitor adagrasib ✓ Received FDA Fast Track Designation and for avutometinib plus defactinib with Amgen's G12C inhibitor sotorasib ✓ Received FDA Fast Track Designation for avutometinib in combo with Amgen's G12C inhibitor sotorasib ✓ Presented initial interim results from Phase 1/2 RAMP 203 trial of avutometinib + sotorasib	✓ Established discovery and development collaboration with GenFleet ✓ Presented preclinical data of GFH375/VS-7375, a potential best-in-class oral KRAS G12D (ON/OFF) inhibitor, at AACR 2024 ✓ IND application was filed in China and accepted for review in Q1'24

VERASTEM ONCOLOGY
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THANK YOU

Addendum

53 Recurrent LGSOC: High Medical Need 1 NCCN guidelines v1.2023 No Category 1 recommendations (high - level evidence). Category 2a (lower - level evidence with uniform NCCN consensus) unless otherwise indicated f: There is no standard sequencing of drugs for recurrent disease. Considerations include prior therapies, disease burden, relative efficacy, and relative toxicity profile. t: An aromatase inhibitor (i.e., letrozole, anastrozole, exemestane) is preferred if not used previously. Fulvestrant, tamoxifen, or leuprolide acetate is recommended if an aromatase inhibitor was given previously. Recurrent Low - Grade Ovarian Cancer – Treatment Guidelines 1 No Approved Treatment Options – Limited Benefit from Available Therapies

54 Avutometinib Patent Exclusivity Composition of Matter Method of Making Sept 2032 Dosing Protocol May 2038 Combination w/ Defactinib Dec 2042 Feb 2027 + 5 yrs (PTE) = 2032 Sept 2040 Solid Form PTE 2041 - 2042 if issued Methods or Treating; Combinations

Experienced Senior Management Team

Daniel Paterson
President and Chief Executive Officer



Previous experience:
- CEO, The DNA Repair Co. (now On-Q-ity)
- PharMetrics (now IMS)
- Axion

Dan Calkins
Chief Financial Officer



Previous experience:
- Technical Accounting Consultant- CFGI
- PwC LLP

Cathy Carew
Chief Organizational Effectiveness Officer



Previous experience:
- Principal – HR Collaborative
- Ironwood
- ActiveBiotics
- Dynogen
- Tufts Health Plan

Mike Crowther
Chief Commercial and Business Strategy Officer



Previous experience:
- CBO, Minerva Biotechnologies
- Interim US lead and VP of US Marketing, Kite Pharma
- Celgene

John Hayslip, M.D.
Chief Medical Officer



Previous experience:
- CMO, I-MAB
- Nektar Therapeutics, AbbVie
- Director of clinical research and data management, University of Kentucky's Markey Cancer Center

Jonathan Pachter, Ph.D.
Chief Scientific Officer



Previous experience:
- Head of Cancer Biology – OSI (now Astellas)
- Schering-Plough

Colleen Mockbee
Global Head of Regulatory Affairs and Development



Previous experience:
- Chief Development Officer & SVP of Regulatory, OncXerna
- Head of Global Regulatory, Lilly Oncology

VERASTEM ONCOLOGY

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